UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Groupon, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M47461-P27402 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. GROUPON, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 19, 2012. GROUPON, INC. 600 WEST CHICAGO AVENUE SUITE 620 CHICAGO, IL 60654 Meeting Information Meeting Type: Annual Meeting For holders as of: April 30, 2012 Date: June 19, 2012 Time: 10:00 AM Location: The Chicago Marriott Downtown Magnificent Mile 540 North Michigan Avenue Chicago Illinois 60611 (Driveway Entrance on 541 North Rush Street) See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX M47462-P27402 Proxy Materials Available to VIEW or RECEIVE:

Voting Items M47463-P27402 01) Eric P. Lefkofsky 02) Peter J. Barris 03) Robert J. Bass 04) Daniel T. Henry 05) Mellody Hobson 06) Bradley A. Keywell 07) Theodore J. Leonsis 08) Andrew D. Mason 1. Election of Directors Nominees: Unless otherwise specifi ed in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees in Proposal (1), FOR Proposals (2), (3), (5) and (6), and FOR ONE YEAR on Proposal (4) below, as more fully described in the accompanying Proxy Statement. 2. To ratify the appointment of Ernst & Young as independent registered public accounting firm of the Company for fiscal year 2012. 3. To approve, on an advisory basis, compensation of our executive officers. 6. To approve the Groupon, Inc 2012 Employee Stock Purchase Plan. 5. To approve the Groupon, Inc 2011 Incentive Plan. 4. To approve, on an advisory basis, the frequency of executive compensation votes.

M47464-P27402